                                                                    EXHIBIT 10.2
                            AMENDMENT AND ASSIGNMENT

      THIS AMENDMENT AND ASSIGNMENT (the "Agreement") dated as of August 12, 2004, is by and among BANK ONE, NA, as the resigning administrative agent (the "Resigning Administrative Agent"), CITICORP NORTH AMERICA, INC., as successor in interest to Bank One, NA, as administrative agent (the "New Administrative Agent") and the Loan Parties. Defined terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below).

RECITALS:

      1. Ardent Health Services, Inc., a corporation duly organized under the laws of the State of Delaware (the "Borrower"), Ardent Health Services, LLC and certain of its Subsidiaries, (collectively, the "Guarantors"), the Resigning Administrative Agent, Bank of America, N.A. and UBS Securities LLC, as Co-Syndication Agents, General Electric Capital Corporation and Merrill Lynch Capital, as Co-Documentation Agents, and the other Lenders party thereto, entered into that certain Credit Agreement dated as of August 19, 2003 (as amended or modified from time to time, the "Existing Credit Agreement").

      2. In conjunction with this Agreement, the Existing Credit Agreement is being amended by that certain Third Amendment to Credit Agreement, dated as of the date hereof, by and between the Borrower, the Guarantors, the Resigning Administrative Agent, the New Administrative Agent, Bank of America, N.A., as Syndication Agent, Bank One, NA, General Electric Capital Corporation and UBS Securities LLC, as Co-Documentation Agents and the Lenders party thereto (the "Third Amendment"; the Existing Credit Agreement as amended by the Third Amendment, the "Amended Credit Agreement").

      3. To secure the Obligations of the Loan Parties, the documents identified on Schedule "A" hereto were executed and delivered (the "Lien Documents").

      4. Pursuant to the Third Amendment (i) the Resigning Administrative Agent resigned as Administrative Agent for the Lenders under the Amended Credit Agreement, (ii) the New Administrative Agent was appointed as Administrative Agent for the Lenders under the Amended Credit Agreement and (iii) the Resigning Administrative Agent agreed to assign to the New Administrative Agent all of the Resigning Administrative Agent's rights, title and interest in, among other things, the Lien Documents and the liens and security interests created in the property described therein (such property, herein the "Collateral").

      5. In furtherance of the provisions of the Third Amendment, the Resigning Administrative Agent desires to assign all of its rights, title and interest in and to the Lien Documents and the Collateral to the New Administrative Agent.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, and for the mutual and dependent covenants herein contained, the parties hereto agree as follows:

      1. Assignment. The Resigning Administrative Agent has TRANSFERRED, ASSIGNED, GRANTED and CONVEYED and does by these presents TRANSFER, ASSIGN, GRANT and CONVEY, unto the New Administrative Agent all of its right, title and interest in and to the Lien Documents, together with any rider, addendum, exhibit, schedule and attachment thereto, and the Collateral, together with all attendant liens, rights, title, assignments and interests (including security interests) pertaining to or arising from the Lien Documents, ALL WITHOUT REPRESENTATION, WARRANTY OR RECOURSE, except that the Resigning Administrative Agent represents and warrants that (i) it is authorized to execute this document and perform its obligations hereunder and (ii) its rights under the Lien Documents are not subject to any lien or, to its knowledge, any other adverse claim.

      2.    Amendments.

      (a) The definition of "Administrative Agent" in Section 1(c) of the Security Agreement is hereby amended to read as follows:

            "Administrative Agent" means Citicorp North America, Inc.

      (b) The definition of "Administrative Agent" in Section 1(c) of the Pledge Agreement is hereby amended to read as follows:

            "Administrative Agent" means Citicorp North America, Inc.

      3. Successors and Assigns. This Agreement is binding upon the Resigning Administrative Agent and the Loan Parties and shall inure to the benefit of the New Administrative Agent and its successors and assigns.

      2. Further Assurances. The Resigning Administrative Agent and the Loan Parties agree to execute and deliver such further documentation as may be reasonably deemed necessary or desirable by the New Administrative Agent to carry out the provisions and purposes of this Agreement and to preserve and perfect the liens and security interests of the New Administrative Agent in the Collateral.

      3. Entire Agreement. This Agreement embodies the final entire agreement of each of the New Administrative Agent, the Resigning Administrative Agent and the Loan Parties and supersedes any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Agreement and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties. There are no oral agreements between the parties.

              [the remainder of this page intentionally left blank]

      IN WITNESS WHEREOF, the following have executed this Agreement on the date first above written.

                                    BANK ONE, NA,
                                    as the resigning administrative agent

                                    By:    /s/ Timothy K. Boyle
                                           ------------------------------------
                                    Name:  Timothy K. Boyle
                                    Title: First Vice President

                                    CITICORP NORTH AMERICA, INC.,
                                    as the new administrative agent

                                    By:    /s/ Asghar Ali
                                           ------------------------------------
                                    Name:  Asghar Ali
                                    Title: VP

                                                       AMENDMENT AND ASSIGNMENT

                ARDENT HEALTH SERVICES, INC.,
                a Delaware corporation

                By: /s/ R. Dirk Allison
                    -------------------------------------
                Name: R. Dirk Allison
                Title: Executive Vice President and Chief Financial Officer

                ARDENT HEALTH SERVICES LLC,
                a Delaware limited liability company

                By: /s/ R. Dirk Allison
                    --------------------------------------
                Name:  R. Dirk Allison
                Title: Executive Vice President and Chief Financial Officer

                AHS ALBUQUERQUE HOLDINGS, LLC,
                a New Mexico limited liability company
                AHS CUMBERLAND HOSPITAL, LLC,
                a Virginia limited liability company
                AHS KENTUCKY HOLDINGS, INC.,
                a Delaware corporation
                AHS KENTUCKY HOSPITALS, INC.,
                a Delaware corporation
                AHS LOUISIANA HOLDINGS, INC.,
                a Delaware corporation
                AHS LOUISIANA HOSPITALS, INC.,
                a Delaware corporation
                AHS MANAGEMENT COMPANY, INC.,
                a Tennessee corporation
                AHS NEW MEXICO HOLDINGS, INC.,
                a New Mexico corporation
                AHS SAMARITAN HOSPITAL, LLC,
                a Kentucky limited liability company
                AHS S.E.D. MEDICAL LABORATORIES, INC.,
                a New Mexico corporation
                AHS SUMMIT HOSPITAL, LLC,
                a Delaware limited liability company
                ARDENT MEDICAL SERVICES, INC.,
                a Delaware corporation
                BEHAVIORAL HEALTHCARE CORPORATION,
                a Delaware corporation

                By: /s/ R. Dirk Allison
                    --------------------------------------
                Name:  R. Dirk Allison
                Title: Senior Vice President of each of the foregoing Guarantors

                                                        AMENDMENT AND ASSIGNMENT

                BHC MANAGEMENT SERVICES OF NEW MEXICO, LLC, a Delaware limited liability company
                BHC MANAGEMENT SERVICES OF STREAMWOOD, LLC, a Delaware limited liability company
                BHC MONTEVISTA HOSPITAL, INC.,
                a Nevada corporation
                BHC OF INDIANA, GENERAL PARTNERSHIP,
                a Tennessee general partnership
                BHC ALHAMBRA HOSPITAL, INC.,
                a Tennessee corporation
                BHC BELMONT PINES HOSPITAL, INC.,
                a Tennessee corporation
                BHC CEDAR VISTA HOSPITAL, INC.,
                a California corporation
                BHC COLUMBUS HOSPITAL, INC.,
                a Tennessee corporation
                BHC FAIRFAX HOSPITAL, INC.,
                a Tennessee corporation
                BHC FOX RUN HOSPITAL, INC.,
                a Tennessee corporation
                BHC FREMONT HOSPITAL, INC.,
                a Tennessee corporation
                BHC GULF COAST MANAGEMENT GROUP, INC.,
                a Tennessee corporation
                BHC HEALTH SERVICES OF NEVADA, INC.,
                a Nevada corporation
                BHC HERITAGE OAKS HOSPITAL, INC.,
                a Tennessee corporation
                BHC HOSPITAL HOLDINGS, INC.,
                a Delaware corporation
                BHC INTERMOUNTAIN HOSPITAL, INC.,
                a Tennessee corporation
                BHC LEBANON HOSPITAL, INC.,
                a Tennessee corporation
                BHC MANAGEMENT HOLDINGS, INC.,
                a Delaware corporation
                BHC MANAGEMENT SERVICES, LLC,
                a Delaware limited liability company
                BHC MANAGEMENT SERVICES OF INDIANA, LLC, a Delaware limited liability company
                BHC MANAGEMENT SERVICES OF KENTUCKY, LLC, a Delaware limited liability company

                By: /s/ R. Dirk Allison
                    --------------------------------------
                Name:  R. Dirk Allison
                Title: Senior Vice President of each of the foregoing Guarantors

                                                        AMENDMENT AND ASSIGNMENT

                BHC OF NORTHERN INDIANA, INC.,
                a Tennessee corporation
                BHC PHYSICIAN SERVICES OF KENTUCKY, LLC, a Delaware limited liability company
                BHC PINNACLE POINTE HOSPITAL, INC.,
                a Tennessee corporation
                BHC PROPERTIES, INC.,
                a Tennessee corporation
                BHC SIERRA VISTA HOSPITAL, INC.,
                a Tennessee corporation
                BHC SPIRIT OF ST. LOUIS HOSPITAL, INC.,
                a Tennessee corporation
                BHC STREAMWOOD HOSPITAL, INC.,
                a Tennessee corporation
                BHC VALLE VISTA HOSPITAL, INC.,
                a Tennessee corporation
                BHC WINDSOR HOSPITAL, INC.,
                an Ohio corporation
                COLUMBUS HOSPITAL, LLC,
                a Delaware limited liability company
                INDIANA PSYCHIATRIC INSTITUTES, INC.,
                a Delaware corporation
                LEBANON HOSPITAL, LLC,
                a Delaware limited liability company
                MESILLA VALLEY GENERAL PARTNERSHIP,
                a New Mexico general partnership
                MESILLA VALLEY MENTAL HEALTH ASSOCIATES, INC., a New Mexico corporation
                NORTHERN INDIANA HOSPITAL, LLC,
                a Delaware limited liability company
                VALLE VISTA, LLC,
                a Delaware limited liability company
                WILLOW SPRINGS, LLC,
                a Delaware limited liability company
                AHS RESEARCH AND REVIEW, LLC,
                a New Mexico limited liability company
                BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC, a Delaware limited liability company

                By: /s/ R. Dirk Allison
                    --------------------------------------
                Name:  R. Dirk Allison
                Title: Senior Vice President of each of the foregoing Guarantors

                                                        AMENDMENT AND ASSIGNMENT

                AHS ACADEMIC HEALTH CENTER, LLC.,
                a Delaware limited liability company
                AHS BRISTOW HOSPITAL, LLC,
                a Delaware limited liability company
                AHS CLEVELAND HOSPITAL, LLC,
                a Delaware limited liability company
                AHS CUSHING HOSPITAL, LLC,
                a Delaware limited liability company
                AHS EASTERN OKLAHOMA MEDICAL CENTER, LLC, a Delaware limited liability company
                AHS HENRYETTA HOSPITAL, LLC,
                a Delaware limited liability company
                AHS HILLCREST MEDICAL CENTER, LLC,
                a Delaware limited liability company
                AHS HILLCREST SPECIALTY HOSPITAL, LLC,
                a Delaware limited liability company
                AHS MANAGEMENT SERVICES OF OKLAHOMA, LLC, a Delaware limited liability company
                AHS OKLAHOMA HEALTH SYSTEM, LLP,
                a Delaware limited liability partnership
                AHS OKLAHOMA HOLDINGS, INC.,
                a Delaware corporation
                AHS OKLAHOMA HOSPITALS, INC.,
                a Delaware corporation
                AHS OKLAHOMA PHYSICIAN GROUP, LLC,
                a Delaware limited liability company
                AHS PAWNEE HOSPITAL, LLC,
                a Delaware limited liability company
                AHS RIVERSIDE PHO, LLC,
                a Delaware limited liability company
                AHS TULSA HOLDINGS, LLC,
                a Delaware limited liability company
                AHS TULSA REGIONAL MEDICAL CENTER, LLC,
                a Delaware limited liability company
                AHS WAGONER HOSPITAL, LLC,
                a Delaware limited liability company
                BHC MANAGEMENT SERVICES OF LOUISIANA, LLC, a Delaware limited liability company
                BHC MANAGEMENT SERVICES OF TULSA, LLC,
                a Delaware limited liability company

                By: /s/ R. Dirk Allison
                    --------------------------------------
                Name: R. Dirk Allison
                Title: Senior Vice President

                                                        AMENDMENT AND ASSIGNMENT

                                  SCHEDULE "A"

                                 Lien Documents

1.    Security Agreement.

2.    UCC-1 Financing Statements, as described on Schedule 1 attached hereto.

3.    Pledge Agreement.

4.    Stock Certificates and stock powers.

5.    Intellectual Property Filings, as described on Schedule 2 attached hereto.

                                   SCHEDULE 1

                      Previously Filed Financing Statements

UCC              DEBTOR NAME                      SECURED PARTY    FILE        FILE          FILE         FILE
TYPE              AND TAX ID                           NAME        STATE   JURISDICTION      DATE        NUMBER
----  -----------------------------------         --------------   -----   ------------    ---------    ---------
1.    Ardent Health Services, Inc.                Bank One, N.A.    DE       Delaware       8/20/03     3233006 9
2.    Ardent Health Services LLC                  Bank One, N.A.    DE       Delaware       8/20/03     3233007 7
3.    AHS Kentucky Holdings, Inc.                 Bank One, N.A.    DE       Delaware       8/20/03     3233046 5
4.    AHS Kentucky Hospitals, Inc.                Bank One, N.A.    DE       Delaware       8/20/03     3233013 5
5.    AHA Louisiana Holdings, Inc.                Bank One, N.A.    DE       Delaware       8/20/03     3233014 3
6.    AHS Louisiana Hospitals, Inc.               Bank One, N.A.    DE       Delaware       8/20/03     3233019 2
7.    AHS Summit Hospital, LLC                    Bank One, N.A.    DE       Delaware       8/20/03     3233021 8
8.    Ardent Medical Services, Inc.               Bank One, N.A.    DE       Delaware       8/20/03     3233032 5
9.    Behavioral Healthcare Corporation           Bank One, N.A.    DE       Delaware       8/20/03     3233026 7
10.   BHC Hospital Holdings, Inc.                 Bank One, N.A.    DE       Delaware       8/20/03     3233034 1
11.   BHC Management Holdings, Inc.               Bank One, N.A.    DE       Delaware       8/20/03     3233037 4
12.   BHC Management Services, LLC                Bank One, N.A.    DE       Delaware       8/20/03     3233038 2
13.   BHC Management Services, LLC                Bank One, N.A.    DE       Delaware       8/20/03     3233038 2
14.   BHC Management Services of Indiana, LLC     Bank One, N.A.    DE       Delaware       8/20/03     3233043 2
15.   BHC Management Services of Kentucky, LLC    Bank One, N.A.    DE       Delaware       8/20/03     3233042 4
16.   BHC Management Services of New Mexico, LLC  Bank One, N.A.    DE       Delaware       8/20/03     3233044 0
17.   BHC Management Services of Streamwood, LLC  Bank One, N.A.    DE       Delaware       8/20/03     3233047 3
18.   BHC Meadows Partner, Inc.                   Bank One, N.A.    DE       Delaware       8/20/03     3233053 1
19.   BHC Physicians Services of Kentucky, LLC    Bank One, N.A.    DE       Delaware       8/20/03     3233091 1
20.   Bloomington Meadows, G.P.                   Bank One, N.A.    DE       Delaware       8/20/03     3233078 8
21.   Columbus Hospital, LLC                      Bank One, N.A.    DE       Delaware       8/20/03     3233082 0
22.   Indiana Psychiatric Institutes, Inc.        Bank One, N.A.    DE       Delaware       8/20/03     3233086 1

23.   Lebanon Hospital, LLC                       Bank One, N.A.    DE       Delaware       8/20/03     3233089 5
24.   Northern Indiana Hospital, LLC              Bank One, N.A.    DE       Delaware       8/20/03     3233239 6
25.   Valle Vista, LLC                            Bank One, N.A.    DE       Delaware       8/20/03     3233241 2
26.   Willow Springs, LLC                         Bank One, N.A.    DE       Delaware       8/20/03     3233240 4
27.   BHC Northwest Psychiatric Hospital, LLC     Bank One, N.A.    DE       Delaware       8/20/03     3233242 0
28.   BHC Valle Vista Hospital, Inc.              Bank One, N.A.    TN       Tennessee      8/20/03     203-042517
29.   BHC Streamwood Hospital, Inc.               Bank One, N.A.    TN       Tennessee      8/20/03     203-042516
30.   BHC Spirit of St. Louis Hospital, Inc.      Bank One, N.A.    TN       Tennessee      8/20/03     203-042515
31.   BHC Sierra Vista Hospital, inc.             Bank One, N.A.    TN       Tennessee      8/20/03     203-042514
32.   BHC Properties, Inc.                        Bank One, N.A.    TN       Tennessee      8/20/03     203-042513
33.   BHC Pinnacle Pointe Hospital, Inc.          Bank One, N.A.    TN       Tennessee      8/20/03     203-042512
34.   BHC of Northern Indiana, Inc.               Bank One, N.A.    TN       Tennessee      8/20/03     203-042511
35.   BHC of Indiana, General Partnership         Bank One, N.A.    TN       Tennessee      8/20/03     203-042510
36.   BHC Lebanon Hospital, Inc.                  Bank One, N.A.    TN       Tennessee      8/20/03     203-042509
37.   BHC Intermountain Hospital, Inc.            Bank One, N.A.    TN       Tennessee      8/20/03     203-042508
38.   BHC Heritage Oaks Hospital, Inc.            Bank one, N.A.    TN       Tennessee      8/20/03     203-042507
39.   BHC Gulf Coast Management Group, Inc.       Bank One, N.A.    TN       Tennessee      8/20/03     203-042506
40.   BHC Fremont Hospital, Inc.                  Bank One, N.A.    TN       Tennessee      8/20/03     203-042505
41.   BHC Fox Run Hospital, Inc.                  Bank One, N.A.    TN       Tennessee      8/20/03     203-042504
42.   BHC Fairfax Hospital, Inc.                  Bank One, N.A.    TN       Tennessee      8/20/03     203-042503
43.   BHC Columbus Hospital, Inc.                 Bank One, N.A.    TN       Tennessee      8/20/03     203-042502
44.   BHC Belmont Pines Hospital, Inc.            Bank Once, N.A.   TN       Tennessee      8/20/03     203-042501
45.   BHC Alhambra Hospital, Inc.                 Bank One, N.A.    TN       Tennessee      8/20/03     203-042500
46.   AHS Management Company, Inc.                Bank One, N.A.    TN       Tennessee      8/25/03     203-043610
47.   AHS Albuquerque Holdings, LLC               Bank One, N.A.    NM       New Mexico     8/21/03     20030340196K

48.   AHS Albuquerque Regional Medical Center,    Bank One, N.A.    NM       New Mexico     8/21/03     20030340197M
      LLC
49.   AHS Albuquerque Physician Group, Inc.       Bank One, N.A.    NM       New Mexico     8/21/03     20030340198A
50.   AHS Albuquerque Rehabilitation Hospital,    Bank One, N.A.    NM       New Mexico     8/21/03     20030340199B
      LLC
51.   AHS New Mexico Holdings, Inc.               Bank One, N.A.    NM       New Mexico     8/21/03     20030340200F
52.   AHS Northeast Heights Hospital, LLC         Bank One, N.A.    NM       New Mexico     8/21/03     20030340201G
53.   AHS S.E.D. Medical Laboratories, Inc.       Bank One, N.A.    NM       New Mexico     8/21/03     20030340202H
54.   AHS West Mesa Hospital, LLC                 Bank One, N.A.    NM       New Mexico     8/21/03     20030340203J
55.   Mesilla Valley General Partnership          Bank One, N.A.    NM       New Mexico     8/21/03     20030340204K
56.   Mesilla Valley Hospital, Inc.               Bank One, N.A.    NM       New Mexico     8/21/03     20030340205M
57.   Mesilla Valley Mental Health Associates,    Bank One, N.A.    NM       New Mexico     8/21/03     20030340206A
      Inc.
58.   AHS Research and Review, LLC                Bank One, N.A.    NM       New Mexico     8/21/03     20030340207B
59.   BHC Windsor Hospital, Inc.                  Bank One, N.A.    OH       Ohio           8/21/03     OH00067619434
60.   BHC Cedar Vista Hospital, Inc.              Bank One, N.A.    CA       California     8/21/03     0323460554
61.   AHS Cumberland Hospital, LLC                Bank One, N.A.    VA       Virginia       8/21/03     0308217282-9
62.   BHC Montevista Hospital, Inc.               Bank One, N.A.    NV       Nevada         8/20/03     2003022488-6
63.   BHC Health Services of Nevada               Bank One, N.A.    NV       Nevada         8/20/03     2003022490-1

                                   SCHEDULE 2
                                       TO
                               ASSIGNMENT OF LIENS

                          Intellectual Property Filings

ARDENT HEALTH SERVICES, INC.

        DEBTOR NAME              SECURED PARTY NAME                FILING OFFICE                  FILING NUMBER/DATE
----------------------------     ------------------      ----------------------------------     ----------------------
Ardent Health Services, Inc.        Bank One, NA         United States Patent and Trademark     Reel 002724 Frame 0450
                                                                Office                             October 2, 2003